Exhibit 99.1

EXECUTION VERSION

AMENDMENT NO. 2  TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement (this “Second Amendment”) is entered into as of November 20, 2009 by and among Viad Corp, a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, National Association, as Lender, as LC Issuer, as Swing Line Lender and as administrative agent (the “Administrative Agent”), and the Required Lenders.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of June 15, 2006 (as previously amended, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Second Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the LC Issuer and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the “Second Amendment Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) The definitions of “Alternate Base Rate” and “Consolidated Capital Expenditures” in Article I are amended in their entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Eurodollar Rate (calculated exclusive of the Applicable Margin) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, for purposes of this definition the Eurodollar Rate for any day shall be based on the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.

“Consolidated Capital Expenditures” means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries (exclusive of any Capital Expenditures in respect of assets acquired in an acquisition permitted by Section 6.14(v)) calculated on a consolidated basis for such period.

(b) Clause (v) of the definition of “Consolidated EBITDA” in Article I is amended in its entirety to read as follows:

(v) extraordinary or non-recurring cash losses (including those resulting from restructuring expenses) incurred other than in the ordinary course of business not to exceed $10,000,000 during any twelve-month period, and $25,000,000 in the aggregate for all such computation periods before the Facility Termination Date,

(c) Article I shall be amended to add the definitions of “Defaulting Lender”, “Liquidity”, “Second Amendment” and “Second Amendment Effective Date” set forth below in proper alphabetical order:

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Facility LCs or Swing Line Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the LC Issuer, the Swing Line Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Facility LCs and Swing Line Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Liquidity” means, as of any date of determination, an amount equal to the sum of cash and Cash Equivalent Investments of the Borrower and its Subsidiaries calculated on a consolidated basis as of such date.

“Second Amendment” means Amendment No. 2 to this Agreement dated as of November 20, 2009.

“Second Amendment Effective Date” means the “Second Amendment Effective Date” as defined in Section 3 of the Second Amendment.

(d) The first sentence of Section 2.6.3 shall be amended in its entirety to read as follows:

The Borrower may, at its option, seek to increase the Aggregate Commitment by up to an aggregate amount of $50,000,000 (resulting in a maximum Aggregate Commitment of up to $125,000,000) in a minimum amount of $10,000,000 and in integral multiples of $5,000,000 in excess thereof, upon prior written notice to the Administrative Agent, which notice shall specify the amount of any such increase and shall be delivered at a time when no Default or Unmatured Default has occurred and is continuing.

(e) Clause (i) of Section 2.20.1 shall be amended by replacing the reference to “$75,000,000” with a reference to “$25,000,000”.

(f) Section 2.21 shall be amended by inserting the phrase “or if any Lender becomes a Defaulting Lender” after the phrase “pursuant to Section 3.3”.

(g) A new Section 2.22 is added reading as follows:

Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender.

(a) if any Swing Line Loans or Facility LC Obligations exist at the time a Lender is a Defaulting Lender, the Borrower shall within one Business Day following notice by the Administrative Agent (i) prepay such Swing Line Loans or, if agreed by the Swing Line Lender, cash collateralize the Defaulting Lender’s Pro Rata Share of such Swing Line Loans on terms satisfactory to the Swing Line Lender and (ii) cash collateralize such Defaulting Lender’s Pro Rata Share of such Facility LC Obligations in accordance with the procedures set forth in Section 2.20.11 for so long as such Facility LC Obligations are outstanding; and(b) the Swing Line Lender shall not be required to fund any Swing Line Loan and the LC Issuer shall not be required to issue, amend or increase any Facility LC, unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.22(a).

(h) Section 6.10(ii) shall be amended by replacing the reference to “$10,000,000” with a reference to “$5,000,000”.

(i) Section 6.10(iii) shall be amended in its entirety to read as follows from and after the Second Amendment Effective Date, the Borrower may from time to time repurchase its Capital Stock for aggregate consideration not in excess of $10,000,000, provided that no Default or, to the knowledge of an Authorized Officer after due inquiry, Unmatured Default shall exist before or after giving effect to any such repurchase or be created as a result thereof,

(j) Section 6.10(v) shall be deleted in its entirety and the word “and” shall be inserted immediately prior to Section 6.10(iv).

(k) Clause (i) of Section 6.14(v) shall be amended in its entirety to read as follows:

from and after the Second Amendment Effective Date, the aggregate consideration (including cash, other property, stock and debt assumption, with such property and stock valued at fair market value at the time of such Acquisition) for all such Acquisitions shall not exceed $50,000,000.

(l) Section 6.14(vi) shall be amended in its entirety to read as follows:

Acquisitions made prior to the Second Amendment Effective Date and permitted by Sections 6.14(v) or 6.14(vi) (as in effect at the time of such Acquisitions).

(m) Section 6.15(vi) shall be amended in its entirety to read as follows:

Liens in favor of the Administrative Agent, for the benefit of the Lenders, granted pursuant to any Collateral Document and Liens granted pursuant to Section 2.22.

(n) Section 6.23.1 shall be amended in its entirety to read as follows:

Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, for the then most recently ended four fiscal quarters of (i) Consolidated EBITDA plus Consolidated Rentals minus Consolidated Capital Expenditures to (ii) cash Consolidated Interest Expense, plus Consolidated Rentals, plus scheduled principal payments in respect of Indebtedness for money borrowed, plus expense for income taxes paid or accrued, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than (i) 0.80 to 1.00 for each fiscal quarter ending on December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010 and (ii) 1.00 to 1.00 for each fiscal quarter thereafter.

(o) Section 6.23.2 shall be amended in its entirety to read as follows:

Leverage Ratio. The Borrower will not permit the Leverage Ratio determined as of the end of each of its fiscal quarters to be greater than 2.50 to 1.00.

(p) Section 6.23.3 shall be amended in its entirety to read as follows:

“Minimum Liquidity. The Borrower will at all times maintain Liquidity of not less than $50,000,000.

(q) The Pricing Schedule shall be amended in its entirety to read as attached hereto as Schedule 1.

(r) The Commitment Schedule shall be amended in its entirety to read as attached hereto as Schedule 2.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

(b) After giving effect to this Second Amendment, no Default or Unmatured Default has occurred and is continuing.

3. Second Amendment Effective Date. This Second Amendment shall become effective upon satisfaction of the following conditions precedent (the “Second Amendment Effective Date”):

(a) The execution and delivery (i) of this Second Amendment by the Borrower, the Administrative Agent, the LC Issuer, the Swing Line Lender and the Required Lenders (without regard to whether it has been executed by all the Lenders) and (ii) the Guarantor’s Acknowledgment attached hereto as Exhibit A by Guarantor.

(b) In addition to all other fees due and payable in accordance with the Credit Agreement and the other Loan Documents, payment to the Administrative Agent, for the benefit of each Lender that executes this Second Amendment prior to 5:00 p.m. (Phoenix, Arizona time) on November 19, 2009, of a non-refundable amendment fee in an amount equal to 0.25% of the Commitment of such Lender (after giving effect to this Second Amendment).

(c) The Aggregate Outstanding Credit Exposure shall be less than or equal to $75,000,000.

4. Reference to and Effect Upon the Loan Documents.

(a) Except as specifically amended, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Second Amendment, including but not limited to the attorneys’ fees and time charges of attorneys for the Administrative Agent with respect thereto.

6. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.

8. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

(signature pages to follow)

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date and year first above written.

VIAD CORP

By: /s/ Paul B. Dykstra
Name: Paul B. Dykstra
Its: Chairman, President and Chief Executive Officer

By: /s/ Elyse A. Newman
Name: Elyse A. Newman
Its: Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Administrative Agent, a Lender, Swing Line Lender and LC Issuer

By: /s/ Anna C. Ruiz
Name: Anna C. Ruiz
Its: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Vanessa Meyer
Name: Vanessa Meyer
Its: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Christina Felsing
Name: Christina Felsing
Its: Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ Frank J. Jancar
Name: Frank J. Jancar
Its: Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Magnus McDowell
Name: Magnus McDowell
Its: Assistant Vice President

WELLS FARGO BANK, NATIONAL

ASSOCIATION

By: /s/ Vanessa Meyer
Name: Vanessa Meyer
Its: Senior Vice President

COMERICA BANK

(as successor to Comerica West Incorporated)

By: /s/ Fatima Arshad
Name: Fatima Arshad
Its: Assistant Vice President

BANK OF THE WEST

By: /s/ John Linder
Name: John Linder
Its: Vice President

EXHIBIT A
GUARANTOR’S ACKNOWLEDGMENT OF
AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

The Guarantor hereby acknowledges the terms and conditions of Amendment No. 2 to Amended and Restated Credit Agreement entered into as of November 20, 2009 and hereby reaffirms its obligations under the Guaranty. Capitalized terms used herein shall have the meanings ascribed to them by the Amended and Restated Credit Agreement dated as of June 15, 2006, as amended and entered into by and among the Borrower, the Administrative Agent and the Lenders.

GES EXPOSITION SERVICES, INC.

By: /s/ Paul B. Dykstra

Name: Paul B. Dykstra

Its: Chairman of the Board

By: /s/ Elyse A. Newman
Name: Elyse A. Newman
Its: Treasurer

SCHEDULE 1

PRICING SCHEDULE

Applicable
Margin	Level I Status	Level II Status	Level III Status	Level IV Status

Eurodollar Rate	2.50%	2.75%	3.00%	3.25%

Floating Rate	1.25%	1.50%	1.75%	2.00%

Applicable Fee
Rate	Level I Status	Level II Status	Level III Status	Level IV Status

Letter of Credit Fee	2.50%	2.75%	3.00%	3.25%

Commitment Fee	.375%	.50%	.50%	.50%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than or equal to 1.00 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 1.50 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than or equal to 2.00 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Level I Status, Level II Status or Level III Status.

“Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered. Effective as of the “Second Amendment Effective Date” of Amendment No. 2 hereto and until adjusted as set forth above, Level I Status shall be deemed to exist.

SCHEDULE 2

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A.	$15,000,000
Wachovia Bank, National Association	$12,500,000
Bank of America, N.A.	$10,000,000
KeyBank National Association	$10,000,000
U.S. Bank National Association	$7,500,000
Wells Fargo Bank, N.A.	$7,500,000
Comerica West Incorporated	$7,500,000
Bank of the West	$5,000,000
Total	$75,000,000